400 Centre Street, Newton, MA 02458-2076	tel: (617) 796-8350 fax: (617) 796-8385

FOR IMMEDIATE RELEASE	Contacts:
Timothy A. Bonang, Vice President, Investor Relations
Elizabeth A. Heiss, Manager, Investor Relations
(617) 796-8245
www.fivestarseniorliving.com

Five Star Quality Care, Inc. Reports First Quarter 2010 Results

____________________________________

Newton, MA (May 3, 2010).  Five Star Quality Care, Inc. (NYSE Amex: FVE) today announced its financial results for the quarter ended March 31, 2010.

First Quarter 2010 Financial Highlights:

■	Total revenues for the first quarter of 2010 increased 5.6% to $310.3 million from $293.8 million for the same period last year.

■	Net income from continuing operations for the first quarter of 2010 was $4.3 million compared to $25.1 million for the same period last year.

■	Net income per share from continuing operations for the first quarter of 2010 was $0.12, basic and diluted, compared to $0.78 and $0.67, basic and diluted, respectively, for the same period last year.

■
Net income from continuing operations for the first quarter of 2009 included several items that, in aggregate, resulted in a positive impact of $22.2 million, or $0.69 and $0.60 per basic and diluted share, respectively, on our earnings.  These items were a $25.1 million gain on the early extinguishment of debt and a $3.5 million unrealized gain on our holdings of auction rate securities, offset by a $2.9 million loss on impairment of our investments in certain marketable securities held by our captive insurance companies and a $3.5 million unrealized loss on our UBS put right related to auction rate securities.

■
Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the first quarter of 2010 was $9.0 million compared to $29.8 million for the same period last year.  As discussed above, EBITDA for the first quarter of 2009 had items that, in aggregate, had a positive impact of $22.2 million. (See supplemental information page 7 for a reconciliation of income from continuing operations to EBITDA and EBITDA excluding certain items for the three months ended March 31, 2010 and 2009).

■	EBITDA excluding certain items was $9.0 million compared with $7.6 million for the same period last year.

First Quarter 2010 Operating Highlights (Senior Living Communities):

■	Senior living occupancy for the first quarter of 2010 was 86.2% compared to 86.7% for the same period last year and 86.1% for the fourth quarter of 2009.

■	Senior living average daily rate for the first quarter of 2010 increased by 2.8% to $149.09 from $145.07 in the same period last year and increased by 3.1% from $144.64 in the fourth quarter of 2009.

■	The percentage of senior living revenue derived from private and other resources for the first quarter of 2010 increased to 70.0% from 69.4% for the same period last year.

■
For those senior living communities that we have operated continuously since January 1, 2009 (comparable communities), occupancy for the first quarter of 2010 was 86.1% compared to 86.7% for the same period last year.

■	The average daily rate at comparable communities for the first quarter of 2010 increased by 2.9% to $149.22 from $145.07 in the same period last year.

Non-GAAP Financial Measures:

Earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items, are not financial measures determined according to generally accepted accounting principles, or GAAP.  For reconciliations of these non-GAAP financial measures to the current GAAP financial measures, please see page 7 of the supplemental information attached hereto.

Conference Call:

On May 3, 2010 at 5:00 p.m. Eastern Daylight Time, Bruce J. Mackey Jr., President and Chief Executive Officer, and Paul V. Hoagland, Treasurer and Chief Financial Officer, will host a conference call to discuss the first quarter financial results.  Following the Company’s remarks, there will be a question and answer period.

The conference call telephone number is (800) 289-0746.  Participants calling from outside the United States and Canada should dial (913) 643-4197. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 8:00 p.m. Eastern Daylight Time Monday, May 10, 2010. To hear the replay, dial (719) 457-0820.  The replay pass code is 4482182.

A live audio webcast of the conference call will also be available in a listen only mode on the Company’s web site at www.fivestarqualitycare.com.  Participants wanting to access the webcast should visit the Company’s web site about five minutes before the call.  The archived webcast will be available for replay on the Company’s web site for about one week after the call.

About Five Star Quality Care, Inc.:

 Five Star Quality Care, Inc. is a senior living and healthcare services company.  Five Star owns or leases and operates 217 senior living communities with 22,878 living units located in 30 states.  These communities include independent living, assisted living and skilled nursing communities.  Five Star also operates six institutional pharmacies and two rehabilitation hospitals.  Five Star is headquartered in Newton, Massachusetts.

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Supplemental Information, page 1 of 7

FIVE STAR QUALITY CARE, INC.
CONDENSED CONSOLIDATED STATEMENT OF INCOME
(in thousands, except share data)
(unaudited)

	Three months ended March 31,
	2010	2009
Revenues:
Senior living revenue	$266,702	$250,887
Rehabilitation hospital revenue	24,052	24,694
Institutional pharmacy revenue	19,577	18,265
Total revenues	310,331	293,846

Operating expenses:
Senior living wages and benefits	133,791	127,186
Other senior living operating expenses	65,455	61,365
Rehabilitation hospital expenses	22,657	22,899
Institutional pharmacy expenses	19,022	18,373
Rent expense	47,223	43,957
General and administrative	13,147	12,442
Depreciation and amortization	4,099	4,174
Total operating expenses	305,394	290,396

Operating income	4,937	3,450

Interest, dividend and other income	663	1,131
Interest and other expense	(772)	(1,180)
Unrealized gain on investments in trading securities	669	3,516
Unrealized loss on UBS put right related to auction rate securities	(670)	(3,526)
Equity in losses of Affiliates Insurance Company	(28)	-
Gain on early extinguishment of debt	-	25,125
Impairment of investments in available for sale securities	-	(2,947)

Income from continuing operations before income taxes	4,799	25,569
Provision for income taxes	(493)	(516)
Income from continuing operations	4,306	25,053
(Loss) income from discontinued operations	(221)	319

Net income	$4,085	$25,372

Weighted average shares outstanding - basic	35,669	32,206

Weighted average shares outstanding - diluted	39,492	38,359

Basic income per share from:
Continuing operations	$0.12	$0.78
Discontinued operations	-	0.01
Net income per share - basic	$0.12	$0.79

Diluted income per share from:
Continuing operations	$0.12	$0.67
Discontinued operations	-	0.01
Net income per share - diluted	$0.12	$0.68

Supplemental Information, page 2 of 7

FIVE STAR QUALITY CARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEET DATA
(in thousands, except share data)
(unaudited)

	March 31, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$18,564	$11,299
Accounts receivable, net of allowance	60,106	61,418
Investments in trading securities	60,580	65,961
Investments in available for sale securities, of which $3,221 and $2,809 are restricted as of March 31, 2010 and December 31, 2009	12,706	11,893
Restricted cash	5,407	5,418
UBS put right related to auction rate securities	7,652	8,322
Prepaid expenses and other current assets	17,559	20,162
Total current assets	182,574	184,473

Property and equipment, net	194,665	192,742
Equity investment in Affiliates Insurance Company	4,992	5,000
Restricted cash and investments	10,041	10,567
Goodwill and other long term assets	20,714	20,318
Total assets	$412,986	$413,100

Liabilities and Shareholders' Equity
Current liabilities:
UBS secured revolving credit facility related to auction rate securities	$36,348	$39,141
Other current liabilities	138,967	139,063
Total current liabilities	175,315	178,204

Long term liabilities	31,266	33,590
Mortgage notes payable	12,243	12,284
Convertible senior notes	49,707	49,707
Shareholders’ equity (35,668,814 shares issued and outstanding at March 31, 2010 and December 31, 2009)	144,455	139,315
	$412,986	$413,100

Supplemental Information, page 3 of 7

FIVE STAR QUALITY CARE, INC.
SENIOR LIVING COMMUNITY OPERATING DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended
	March 31,
	2010	2009

Number of communities (end of period)	217	206
Number of living units (end of period)	22,878	21,926
Number of living units % growth	4.3%

Occupancy	86.2%	86.7%
Average daily rate (ADR)	$149.09	$145.07
ADR % growth	2.8%

Percent breakdown of net senior living revenues:
Private and other sources	70.0%	69.4%
Medicare	14.3%	14.8%
Medicaid	15.7%	15.8%
Total	100.0%	100.0%

Senior living revenues	$266,702	$250,887
Senior living revenues % growth	6.3%

Senior living wages and benefits	$133,791	$127,186
Senior living wages and benefits as a % of senior living revenues	50.2%	50.7%
Other senior living operating expenses	$65,455	$61,365
Other senior living operating expenses as a % of senior living revenues	24.5%	24.5%
Community expenses(2) % growth	5.7%

(1)	Excludes data for institutional pharmacy, rehabilitation hospital operations and discontinuedsenior living operations.

(2)	Community expenses equal senior living wages and benefits and other senior livingoperating expenses as shown on our consolidated statement of operations.

Supplemental Information, page 4 of 7

FIVE STAR QUALITY CARE, INC.
COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended
	March 31,(2)
	2010	2009

Number of communities (end of period)	206	206
Number of living units (end of period)	21,926	21,926

Occupancy	86.1%	86.7%
Average daily rate (ADR)	$149.22	$145.07
ADR % growth	2.9%

Percent breakdown of net senior living revenues:
Medicare	14.7%	14.8%
Medicaid	16.0%	15.8%
Private and other sources	69.3%	69.4%
Total	100.0%	100.0%

Senior living revenues	$255,642	$250,887
Senior living revenues % growth	1.9%

Senior living wages and benefits	$128,291	$127,186
Senior living wages and benefits as a % of senior living revenues	50.2%	50.7%
Other senior living operating expenses	$62,941	$61,365
Other senior living operating expenses as a % of senior living revenues	24.6%	24.5%
Community expenses(3) % growth	1.4%

(1)	Excludes data for institutional pharmacy, rehabilitation hospital operations and discontinued senior living operations.

(2)	Communities that we have operated continuously since January 1, 2009.

(3)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of operations.

Supplemental Information, page 5 of 7

FIVE STAR QUALITY CARE, INC.
COMPARABLE SENIOR LIVING COMMUNITY FINANCIAL DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended
	March 31,
	2010	2009

Independent and assisted living community revenue(2)	$201,141	$185,079
Skilled nursing facility revenue	65,561	65,808
Total senior living revenue	$266,702	$250,887

Independent and assisted living community wages and benefits	$91,231	$84,571
Skilled nursing facility wages and benefits	42,560	42,615
Total senior living wages and benefits	$133,791	$127,186

Independent and assisted living community operating expenses	$49,249	$45,430
Skilled nursing facility operating expenses	16,206	15,935
Total other senior living operating expenses	$65,455	$61,365

(1)	Excludes data for discontinued senior living operations.

(2)	Includes rehabilitation and other specialty service revenues provided at residential facilities and expenses associated with our captive insurance company.

COMPARABLE SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

	Three months ended
	March 31,(2)
	2010	2009

Independent and assisted living community revenue(3)	$190,081	$185,079
Skilled nursing facility revenue	65,561	65,808
Total senior living revenue	$255,642	$250,887

Independent and assisted living community wages and benefits	$85,731	$84,571
Skilled nursing facility wages and benefits	42,560	42,615
Total senior living wages and benefits	$128,291	$127,186

Independent and assisted living community operating expenses	$46,735	$45,430
Skilled nursing facility operating expenses	16,206	15,935
Total other senior living operating expenses	$62,941	$61,365

(1)	Excludes data for discontinued senior living operations.

(2)	Communities that we have continuously operated since January 1, 2009.

(3)	Includes rehabilitation and other specialty service revenues provided at residential facilities and expenses associated with our captive insurance company.

Supplemental Information, page 6 of 7

FIVE STAR QUALITY CARE, INC.
OTHER OPERATING DATA(1)
(dollars in thousands, except average daily rate)

	Three months ended
	March 31,
	2010	2009
Number of senior living communities(2) (end of period):
Assisted and independent living communities, owned	23	23
Assisted and independent living communities, leased	147	136
Total number of assisted and independent living communities	170	159

Skilled nursing communities, owned	2	2
Skilled nursing communities, leased	45	45
Total number of skilled nursing communities	47	47

Total number of senior living communities	217	206

Number of senior living units (end of period):
Assisted and independent living communities, owned	1,972	1,972
Assisted and independent living communities, leased(3)	16,666	15,714
Total number of assisted and independent living units	18,638	17,686

Skilled nursing communities, owned	271	271
Skilled nursing communities, leased(4)	3,969	3,969
Total number of skilled nursing units	4,240	4,240

Total number of senior living units	22,878	21,926

Senior living revenues:
Assisted and independent living communities	$198,957	$183,273
Skilled nursing communities	65,561	65,808
Other(5)	2,184	1,806
Total senior living revenues	$266,702	$250,887

Senior living data:
Assisted and independent living communities occupancy	86.5%	86.7%
Assisted and independent living communities ADR	$137.08	$132.77
Assisted and independent living communities ADR % growth	3.2%

Skilled nursing communities occupancy	84.6%	86.6%
Skilled nursing communities ADR	$203.15	$196.46
Skilled nursing communities ADR % growth	3.4%

Rehabilitation hospital data:
Rehabilitation hospital units	321	321
Rehabilitation hospital occupancy	54.7%	62.2%

(1)	Excludes data for institutional pharmacy operations and discontinued senior living operations.

(2)	Communities are categorized by the type of living units which constitute a majority of the total living units at the community.

(3)
Includes 2,036 and 1,896 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three months ended March 31, 2010 and 2009, respectively.

(4)	Includes 87 assisted living and independent living units in communities where skilled nursing services are the predominant services provided for the three months ended March 31, 2010 and 2009.

(5)
Other senior living revenues relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include revenues from institutional pharmacy or rehabilitation hospital operations.

Supplemental Information, page 7 of 7

FIVE STAR QUALITY CARE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
 (in thousands, except per share data)

Reconciliation of income from continuing operations to earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items for the three months ended March 31, 2010 is outlined below.  EBITDA and EBITDA excluding certain items are not financial measures determined according to U.S. generally accepted accounting principles, or GAAP.  We consider EBITDA and EBITDA excluding certain items to be a meaningful disclosure because we believe that the inclusion of these non-GAAP financial measures may help investors to gain a better understanding of changes in our core operating results, and can also help investors who wish to make comparisons between us and other companies on both a GAAP and a non-GAAP basis. EBITDA and EBITDA excluding certain items as presented may not, however, always be comparable to amounts calculated by other companies. These non-GAAP financial measures are used by management to evaluate financial performance and resource allocation for our communities and for us as a whole and for comparing such performance to that of prior periods and to the performance of our competitors.  This information should not be considered as an alternative to net income or any other financial operating or performance measure established by GAAP.

	For the three months
	ended March 31,
	2010	2009
Income from continuing operations	$4,306	$25,053
Add: interest and other expense	772	1,180
Add: income tax expense	493	516
Add: depreciation and amortization	4,099	4,174
Less: interest, dividend and other income	(663)	(1,131)
EBITDA	9,007	29,792
Add: impairment of certain investments	-	2,947
Add: unrealized loss on UBS put right related to auction rate securities	670	3,526
Less: unrealized gain on investments in trading securities	(669)	(3,516)
Less: gain on early extinguishment of debt	-	(25,125)
EBITDA excluding certain items	$9,008	$7,624